FOR IMMEDIATE RELEASE

October 1, 2018

Contact:

Michael K. Frisby

202-625-4328/mike@frisbyassociates.com

AFL-CIO HOUSING INVESTMENT TRUST NAMES CHANG SUH CEO

WASHINGTON - The Board of Trustees of the AFL-CIO HIT has selected Chang Suh, HIT’s Senior Executive Vice President/Chief Portfolio Manager to succeed Steve Coyle as Chief Executive Officer, after a thoughtful succession process which included retaining a national search firm.

Mr. Suh, 47, brings both continuity and a fresh approach to the HIT. He joined the HIT in 1998 as a member of the portfolio management team and has served as Chief Portfolio Manager for the last 15 years. During his tenure, the HIT outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, 14 calendar years on a gross basis and 8 years on a net basis. Mr. Suh also oversaw $2.4 billion of growth for the fund and strengthened the HIT’s reputation as an innovative partner to the highly-specialized affordable housing industry.

Mr. Suh’s personal background has also helped to influence his career. His parents, who immigrated to the United States in the 1970s, showed him the value of hard work. His mother, who was a union member, demonstrated to Mr. Suh the significant impact that joining a union has on working families.

“The Board of Trustees is delighted to name Chang Suh our new CEO,” said Richard Trumka, a member of the Board’s Executive Committee and President of the AFL-CIO. “Chang’s path to success is a living example of the power of a union household to transform the lives of future generations. He has repeatedly demonstrated strong leadership skills and good judgment during his two decades at the HIT. He has the respect and support of the labor movement as he takes the HIT into the next generation.”

Sean McGarvey, President of the North America’s Building Trades Unions, who also serves as a member of HIT’s Board of Trustees, said that Mr. Suh is committed to maintaining HIT’s role as a leader in socially responsible, economically targeted investing while providing competitive returns for its investors.

“Chang will continue to distinguish the HIT as a responsible steward of union pension capital and job creator,” said McGarvey. “We are confident that he is the CEO who can lead us into the future.”

“I am honored to be named CEO of the HIT,” said Mr. Suh. “Steve Coyle’s commitment to our investors and America’s communities has made the HIT what it is today and I am grateful for his decades of service. I am deeply committed to the HIT’s mission of providing competitive returns to our investors while enhancing the quality of life for working families. The need for labor’s capital to be invested in alignment with its values has never been greater. I look forward to increasing our impact and expanding our reach.”

Mr. Coyle, who led the HIT for more than 26 years, noted his confidence in Mr. Suh’s selection as his successor. “Chang will be a creative and thoughtful leader for the HIT,” said Mr. Coyle. “He has a passion for the mission and the market knowledge to continue to build on HIT’s track record. The HIT is in good, caring hands, and will continue to be an important resource for working families and the labor movement.”

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended August 31, 2018 was -1.48%, 1.32%, 2.41%, and 3.62%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $5.8 billion in assets for some 390 investors, including union and public employee pension plans and labor organizations. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.